WAIVER AND OMNIBUS AMENDMENT

(FOURTH AMENDMENT TO SECURITY AGREEMENT, SECOND AMENDMENT TO MANAGEMENT AGREEMENTS AND AMENDMENT TO WAIVER LETTER)

THIS WAIVER AND OMNIBUS AMENDMENT (FOURTH AMENDMENT TO SECURITY AGREEMENT, SECOND AMENDMENT TO MANAGEMENT AGREEMENTS AND AMENDMENT TO WAIVER LETTER), dated as of July 15, 2009 (this "Waiver and Amendment"), is entered into by and among the Transaction Parties (defined below) and relates to the following documents (the "Documents"):

(1) the Amended and Restated Security Agreement, dated as of August 15, 2008 (as the same has been amended, amended and restated, modified or otherwise supplemented from time to time, the "Security Agreement), by and among NexCen Holding Corporation, as Issuer (the "Issuer"), NexCen Brands Inc. ("NexCen Brands"), BTMU Capital Corporation, as Agent (in such capacity, the "Agent") and as Noteholder (in such capacity, the "Noteholder"), and certain subsidiary borrowers parties thereto, including Athlete's Foot Brands, LLC ("TAF"), WV IP Holdings, LLC ("Waverly"), Bill Blass Jeans, LLC ("BBJ"), Bill Blass International, LLC ("BBI"), PT Franchise Brands, LLC ("PT Brands"), PT Franchising, LLC ("PT Franchising"), PM Franchise Brands, LLC ("PM Brands"), PM Franchising, LLC ("PM Franchising"), Marble Slab Franchise Brands, LLC ("MS Brands"), Marble Slab Franchising, LLC ("MS Franchising"), MaggieMoo's Franchise Brands, LLC ("MM Brands"), MaggieMoo's Franchising, LLC ("MM Franchising"), GAC Franchise Brands, LLC ("GAC Brands"), GAC Franchising, LLC ("GAC Franchising"), GAC Supply, LLC ("GAC Supply"), GAC Manufacturing, LLC ("GAC Manufacturing") and ShBx IP Holdings, LLC ("ShBx", together with TAF, Waverly, BBJ, BBI, PT Brands, PT Franchising, PM Brands, PM Franchising, MS Brands, MS Franchising, MM Brands, MM Franchising, GAC Brands, GAC Franchising, GAC Supply and GAC Manufacturing the "Co-Issuers");

(2) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "TAF Franchise Management Agreement"), by and between NexCen Franchise Management, Inc. (the "Franchise Manager") and TAF;

(3) the Second Amended and Restated Brand Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "Blass Brand Management Agreement"), by and among NexCen Brand Management, Inc. (the "Brand Manager"), the Issuer, BBI and BBJ;

(4) the Amended and Restated Brand Management Agreement, dated as of August 2, 2007 (as the same has been amended, modified or otherwise supplemented from time to time, the "Waverly Brand Management Agreement"), by and between the Brand Manager and Waverly;

(5) the Second Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "PT Franchise Management Agreement"), by and among the Franchise Manager, PT Brands and PT Franchising;

(6) the Second Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "PM Franchise Management Agreement"), by and among the Franchise Manager, PM Brands and PM Franchising;

(7) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "MS Franchise Management Agreement"), by and among the Franchise Manager MS Brands and MS Franchising;

(8) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "MM Franchise Management Agreement"), by and among the Franchise Manager, MM Brands and MM Franchising;

(9) the Amended and Restated Franchise Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "GAC Franchise Management Agreement"), by and among the Franchise Manager, GAC Brands and GAC Franchising;

(10) the Amended and Restated Supply Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "GAC Supply Management Agreement"), by and among the NB Supply Management Corp. (the "Supply Manager", together with the Franchise Manager and the Brand Manager, the "Managers") and GAC Supply;

(11) the Amended and Restated Supply Management Agreement, dated as of August 15, 2008 (as the same has been amended, modified or otherwise supplemented from time to time, the "GAC Manufacturing Management Agreement"), by and among the Supply Manager and GAC Manufacturing;

(12) the Waiver Letter, dated as of May 15, 2009 (as the same has been amended, modified or otherwise supplemented from time to time, the "Waiver Letter"), by and among the Issuer, NexCen Brands, the Co-Issuers, the Agent and the Noteholder; and

(13) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Issuer, NexCen Brands, the Co-Issuers, the Agent, the Noteholder and the Managers (collectively, the "Transaction Parties") agree to amend the Documents listed in clauses (1) through (12) above as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1. Defined Terms.

Capitalized terms used but not defined or modified in this Waiver and Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Appendix A to the Security Agreement including as amended by this Waiver and Amendment. References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents and the other Transaction Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities. This Waiver and Amendment shall constitute a Transaction Document and shall be interpreted in accordance with Section 1.1 of the Security Agreement.

Section 2. Amendments to the Security Agreement.

Section 2.01 Section 3.10 of the Security Agreement shall be amended by (i) replacing the text "July 31, 2009" where it appears therein with the text "December 31, 2009" and (ii) replacing the text "July 31, 2024" where it appears therein with the text "December 31, 2024".

Section 2.02 Section 12.5(b) of the Security Agreement shall be amended by adding the following sentence to the end of such section:

> Notwithstanding the foregoing, the Issuer and Co-Issuers shall not be required to submit a Valuation Report in connection with the calendar year ending December 31, 2009 until June 30, 2010.

Section 2.03 Section 12.10(dd) of the Security Agreement shall be amended by deleting clause (i) thereof and replacing the same in its entirety as follows:

> "(i) update each Schedule to the Security Agreement and each of the Security Agreement Supplements upon the change of any of the information specified therein promptly, and in any event (A) with respect to Schedule IV and Schedule X of each of the Security Agreement Supplements, or in the case of the Security Agreement relating to GAC Manufacturing, LLC and GAC Supply, LLC, Schedule XI, within two (2) Business Days, and (B) with respect to any other Schedule to the Security Agreement or Security Agreement Supplements, other than Schedule VI to the Security Agreement and Schedule VIII to each Security Agreement Supplement, at least once per calendar quarter,"

Section 2.04 Section 12.12(e)(i) of the Security Agreement shall be amended by deleting subclause (B) thereof and replacing the same in its entirety as follows:

"(B) are valid and in full force and effect, except as set forth on the most recently delivered Schedule II to each Security Agreement Supplement or where such failure to be valid and in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change"

Section 2.05 The following definitions in Appendix A to the Security Agreement shall be amended by deleting the current definitions and replacing the same in their entireties as follows:

"GAC Manufacturing Operating Account": Shall mean the bank account of GAC Manufacturing, LLC at JP Morgan Chase, account number 816280572, or such other account in the name of GAC Manufacturing, LLC as approved by Agent in writing.

"Manager Fee": With respect to any Manager (other than, for the avoidance of doubt, any Back-up Manager) and (i) the Brand Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the Brand Subsidiary Borrower under the related Management Agreement; provided, that such amount in the aggregate shall not exceed $20,000 and (ii) the Franchise Notes, a fee equal to the Operating Expenses for the respective Collection Period with respect to the management of the related Franchise Subsidiary Borrower under the related Management Agreement; provided, that such amount in the aggregate shall not exceed (a) in the calendar year 2008, the higher of (1) $40,000,000, inclusive of any amounts paid under Section 3.1.1 of the GAC Security Agreement Supplement in the aggregate and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $110,000,000 in such calendar year; (b) in the calendar year 2009, the higher of (1) $24,500,000 if the aggregate of all Collection Period Revenues related to the Franchise Subsidiary Borrowers, calculated on a six-month rolling basis, is equal to or greater than (A) $20,000,000 determined as of the last day of each of the calendar months from June 2009 through September 2009 for the preceding six months and (B) $19,000,000 determined as of the last day of each of the calendar months from October 2009 through December 2009 for the preceding six months, otherwise $22,000,000, and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year; (c) in the calendar year 2010, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $70,000,000 in such calendar year, (d) in the calendar year 2011, the higher of (1) $23,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $72,000,000 in such calendar year, (e) in the calendar year 2012, the higher of (1) $24,000,000 and (2) 40% of all Collection Period Revenues related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $74,000,000 in such calendar year and (f) in calendar year 2013, the higher of (1) $25,000,000 and (2) 40% of all Collection Period Revenues, related to the Franchise Subsidiary Borrowers in such calendar year if such revenues exceed $75,000,000 in such calendar year. For the avoidance of doubt, the amounts in

(b), (c), (d), (e) and (f) above are exclusive of any amounts paid under Section 3.1.1 of each Security Agreement Supplement in the aggregate.

"Material Contract Trigger Event": Shall occur upon (i) a Co-Issuer's failure, within five (5) Business Days prior to the renewal date or expiration date of a Covered Material Contract, to extend such agreement or substitute a new agreement in form and with similar terms, or terms more favorable to such Co-Issuer, as the prior contract or otherwise as is acceptable to the Agent; provided that such Co-Issuer shall have a total of thirty (30) days to so extend or substitute if such Co-Issuer is diligently pursuing such course of action, or (ii) the termination of, or the occurrence of any payment default or other material default or material breach by any party under, any Covered Material Contract, that continues to the earlier of (A) five (5) Business Days after such occurrence or (B) the affected party takes any action to enforce or exercise remedies with respect to such occurrence, unless in the case of any such termination a substitute of such terminated agreement in form and with similar terms, or terms more favorable to such Co-Issuer as the prior agreement, or otherwise as is acceptable to the Agent, or in the case of any such default or breach, a waiver thereof is entered into by the parties thereto in form and substance acceptable to the Agent by the end of such period. Notwithstanding the foregoing, any event described in this paragraph with respect to a Material License Agreement shall not constitute a Material Contract Trigger Event if the related License Income of such Material License Agreement does not exceed one percent (1%) of the aggregate License Income of all Co-Issuers on a rolling six (6) month basis.

"Minimum Class A Franchise Notes DSCR": With respect to (i) calendar year 2009, 2.00:1, (ii) calendar year 2010, 3.00:1, (iii) calendar year 2011, 4.00:1 and (iii) at any time after calendar year 2011, 3.50:1.

"Minimum Class A and Class B Franchise Notes DSCR": With respect to calendar year 2009, 1.00:1, (ii) with respect to calendar year 2010, 2.00:1 and (ii) at any time after calendar year 2010, 2.50:1.

Section 3. Amendment to Management Agreements.

Section 3.01 Article IV of each Management Agreement shall be amended by replacing the text "one (1) Business Day" where it appears therein with the text "two (2) Business Days".

Section 3.02 Section 7.1 of each Management Agreement shall be amended by deleting clause (m) thereof and replacing it in its entirety with the following:

"(m) (i) as of December 31, 2009, the Rolling 12 Month Free Cash Flow Margin with respect to the Issuer and all of the Co-Issuers for the twelve (12) months prior to such day is less than 20%, (ii) as of the last day of each calendar month from January 2010 through June 2010, the Rolling 12 Month Free Cash Flow Margin with respect to the Issuer and all of the Co-Issuers for the preceding twelve (12) months prior to such day is less than 25%, (iii) as of the last day of each calendar month from July 2010 through November 2010, the

Rolling 12 Month Free Cash Flow Margin with respect to the Issuer and all of the Co-Issuers for the twelve (12) months prior to such day is less than 30% and (iv) as of the last day of each month on or after December 31, 2010, the Rolling 12 Month Free Cash Flow Margin with respect to the Issuer and all of the Co-Issuers for the twelve (12) months prior to such day is less than 40%;".

Section 4. Amendments to the Waiver Letter.

Exhibit B of the Waiver Letter shall be replaced with Exhibit A attached hereto.

Section 5. Amendments to Transaction Documents.

Notwithstanding anything to the contrary in the Transaction Documents, the parties hereto hereby acknowledge that JPMorgan Chase Bank has replaced Bank of America as the account bank with respect to each Co-Issuer Lockbox Account and Support Fund Account. From the date hereof, all references to Bank of America in any of the Transaction Documents shall be references to JPMorgan Chase Bank or such other bank approved by the Agent in its sole discretion to act in such capacity as therein described, as applicable for each such reference along with such conforming changes as required.

Section 6. Waiver.

Subject to the terms and conditions hereof, the Issuer, each Co-Issuer, each Manager and NexCen Brands hereby request, and the Agent and the Noteholders party hereby agree, as of the date hereof, to waive the potential defaults or Events of Default existing on or arising prior to the date hereof and set forth on Exhibit B hereto (collectively, the "Potential Defaults") to the extent due to the breaches or potential breaches thereof as set forth on Exhibit C hereto. This Waiver and Amendment shall not constitute a waiver of the Potential Defaults other than to the extent specifically set forth with respect to those provisions set forth on Exhibit C. This Waiver and Amendment shall be strictly limited to its terms. Consistent with the foregoing, nothing contained herein shall be deemed to be a waiver or abandonment of (i) any other event or Default (whether presently or subsequently existing) other than the Potential Defaults, including any such other event, Default or breach that is of the same nature or type (or arises under the same provision of the Transaction Documents) as any of the Potential Defaults, or (ii) any rights, powers and/or remedies presently or subsequently available to the Agent or the Noteholder against any NexCen Entity (including any of its property) and/or any other Person or entity (including any of such Person's or entity's property) under any of the Transaction Documents, applicable law or otherwise, relating to any matter other than solely with respect to the Potential Defaults, each of which rights, powers or remedies is hereby specifically and expressly reserved.

Section 7. Condition to Effectiveness.

This Waiver and Amendment shall become effective as of July 15, 2009, provided that the Agent shall have received this Waiver and Amendment duly executed by the each of the parties hereto.

Section 8. Representations and Warranties.

The Issuer, each Co-Issuer and NexCen Brands each represent that as of the date hereof, after giving effect to this Waiver and Amendment (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct (except to the extent such representations and warranties expressly related to an earlier date) and (ii) no Default or Event of Default has occurred or will occur as a result of the transactions described in this Waiver and Amendment.

Section 9. References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Waiver and Amendment, the parties hereby agree that the provisions herein shall govern. After the effectiveness of this Waiver and Amendment in accordance with its terms, all references to the Security Agreement and each Transaction Document in the Security Agreement and each Transaction Document shall be deemed to refer to the Security Agreement or such other Transaction Document as amended hereby.

Section 10. Counterparts.

This Waiver and Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11. Governing Law.

THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 12. Severability of Provisions.

Any provisions of this Waiver and Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 13. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Waiver and Amendment amends and restates the Documents effective as of the date hereof. This Waiver and Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely a restatement and, where applicable, an amendment of the terms governing such obligations.

Section 14. Successors and Assigns.

This Waiver and Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that no Co-Issuer may assign or transfer any of their respective rights or obligations under this Waiver and Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signatures follow]

IN WITNESS WHEREOF, the parties below have caused this Waiver and Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: [signature]
Name: Katherine M. McCabe
Title: Executive Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: [signature]
Name: Katherine M. McCabe
Title: Executive Vice President

NEXCEN BRANDS, INC.

By: ______________________
Name: Sue Nam
Title: General Counsel, Secretary

NEXCEN HOLDING CORPORATION

By: ______________________
Name: Sue Nam
Title: Secretary

ATHLETE'S FOOT BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: NexCen Holding Corporation
Its: Managing Member

By: ______________________
Name: Sue Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By:______________________________
Name: Sue Nam
Title: Secretary

WV IP HOLDINGS, LLC

By:______________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By:______________________________
Name: Sue Nam
Title: Secretary

PT FRANCHISING, LLC

By:______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By:______________________________
Name: Sue Nam
Title: Secretary

PM FRANCHISING, LLC

By: _______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: _______________________________
Name: Sue Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: _______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: _______________________________
Name: Sue Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________
Name: Sue Nam
Title: Secretary

Exhibit A

Waiver of Expected Defaults

1. the Expected Default described in Exhibit A(1) with respect to Section 12.10(q)(v)(A) of the Security Agreement shall be waived so long as and only if the Issuer and each Co-Issuer cause to be delivered to the Agent, no later than August 15, 2009, annual consolidated balance sheet, statements of income, retained earnings and a cash flow report of the Issuer, the Co-Issuers and, notwithstanding any Management Agreement, any Managers, audited by an Approved Auditor;

2. the Expected Default described in Exhibit A(2) with respect to Section 12.10(r)(i) of the Security Agreement shall be waived so long as and only if the Issuer and each Co-Issuer cause to be delivered to the Agent, no later than August 15, 2009, audited financial statements, prepared by an Approved Auditor in accordance with GAAP on a consolidated basis of NexCen Brands, including balance sheets as of the end of fiscal year 2008, related statements of operations, shareholder's equity and cash flows of NexCen Brands, accompanied by an unqualified audit report certified by independent certified public accountants, acceptable to the Agent, prepared in accordance with GAAP and any management letter prepared by said auditors;

3. the Expected Defaults described in Exhibit A(3) with respect to Section 6.1(a) of each Management Agreement shall be waived so long as and only if the applicable Manager delivers to the Agent, no later than August 15, 2009, a statement of income and statement of cash flow for such Manager for fiscal year 2008 setting forth in comparative form the figures for fiscal year 2007, and a balance sheet of such Manager as at the end of fiscal year 2008, all prepared by management of such Manager in accordance with GAAP (applied on a consistent basis) and certified as being complete, true and correct by the Manager;

4. the Expected Defaults described in Exhibit A(4) with respect to Section 12.10(q)(iii) of the Security Agreement shall be waived so long as and only if the Issuer and each Co-Issuer cause to be delivered to the Agent, no later than August 15, 2009, unaudited balance sheets, statements of income, retained earnings and a cash flow report of the Issuer and each Co-Issuer, actual versus projected performance for each Co-Issuer, for the calendar quarters ending March 31, 2009 and June 30, 2009, respectively; and

5. the Expected Default described in Exhibit A(5) with respect to Section 12.10(r)(ii) of the Security Agreement shall be waived so long as and only if the Issuer and each Co-Issuer cause to be delivered to the Agent, no later than August 15, 2009, consolidated unaudited balance sheets of NexCen Brands as at the close of such period and consolidated related statements of operations, shareholder's equity and cash flows of NexCen Brands for the period from the beginning of such fiscal year to the end of the fiscal quarters ending March 31, 2009 and June 30, 2009, respectively, all certified by its chief financial officer.

Exhibit B

Potential Defaults

1. Any Event of Default under Section 12.4(a)(x) of the Security Agreement caused solely by TAF entering into an amendment to that certain Area Development Agreement, dated the 31st day of December, 2005, between TAF and Sportsland, Inc. (the "TAF Korea License"), which is in any material respect adverse to, or could reasonably be expected to be, individually or in the aggregate, adverse to, TAF or the Agent.

2. Any breach or default under Security Agreement Supplements caused solely by the failure to maintain each Co-Issuer Lockbox Account and each Support Fund Account with Bank of America.

3. Any breach or default under Section 12.10(dd)(i) of the Security Agreement caused solely by the failure of the Issuer, each Co-Issuer and NexCen Brands to deliver, or cause to be delivered, within two (2) Business Days, updates to Schedule II and Schedule X of each of the Security Agreement Supplements, or in the case of the Security Agreement Supplement relating to GAC Manufacturing and GAC Supply, Schedule XI, upon the change of any of the information specified therein.

4. Any breach or default caused solely by the failure of representation set forth in Section 12.12(e)(i) to have been true and correct when made by the Issuer, NexCen Brands and each applicable Co-Issuer as of any date.

5. Any breach or default caused solely by a misrepresentation of any representation or warranty made by the Issuer, any Co-Issuer, any Manager or NexCen Brands as of any date solely to the extent resulting from any Potential Default set forth in paragraphs 1 through 4 of this Exhibit B.

Exhibit C

Waiver of Potential Defaults

1. Any Potential Default described in Exhibit B(1) with respect to Section 6.1(5) of the Security Agreement shall be waived solely to the extent that no amendment is made to the TAF Korea License, in any material respect, other than to reduce the royalties payable thereunder from one and one half percent (1.50%) to one percent (1.00%).

2. Any Potential Default described in Exhibit B(2), including with respect to respect to Section 6.1(5) of the Security Agreement, shall be waived solely to the extent such Co-Issuer Lockbox Account or Support Fund Account, as applicable, has been replaced by an account with JPMorgan Chase, subject to a control agreement satisfactory to the Agent and for which the applicable Co-Issuer causes Obligors making all payments with respect to the Collateral to direct their deposits into such new accounts in accordance with the terms of the Transaction Documents.

3. Any Potential Default described in Exhibit B(3) with respect to Section 6.1(5) of the Security Agreement shall be waived solely to the extent that such Potential Default would not have occurred under Section 12.10(dd) as amended hereby in Section 2.02 above.

4. Any Potential Default described in Exhibit B(4) with respect to Section 6.1(6) of the Security Agreement shall be waived solely to the extent that such Potential Default would not have occurred under Section 12.12(e)(i) as amended hereby in Section 2.03 above.

5. Any Potential Default described in Exhibit B(5) with respect to Section 6.1(6) of the Security Agreement shall be waived solely to the extent that such Potential Default is resulting solely from any other Potential Default that is expressly waived by this Amendment.